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                           UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

         Current Report Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15,
2003



                          KAMAN CORPORATION
         (Exact name of issuer as specified in its charter)





Connecticut                      0-1093           06-0613548
(State or other jurisdictions    (Commission      (I.R.S.
of Incorporation)                File Number)     Employer
                                                  Identification
                                                  No.)




                       1332 Blue Hills Avenue
                        Bloomfield, CT 06002
              (Address of principal executive offices)

       Registrant's telephone number, including area code:
                           (860)243-7100

                           Not Applicable
    (Former name or former address, if changed since last report)













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Item 7. Financial Statements and Exhibits

   (c)  Exhibits

        The following documents are attached as Exhibits to this
        Report:

        Exhibit 99.1 - Press Release of the Company regarding financial performance for the quarter ended March 31, 2003, dated April 15, 2003.

        Exhibit 99.2 - Press Release of the Company regarding actions taken at its 2003 Annual Meeting of Shareholders, dated April 15, 2003.


Item 9. Regulation FD Disclosure

On April 15, 2003, the Company issued two press releases. The first release describes the Company's financial results for the quarter ended March 31, 2003 and was issued prior to the commencement of the Company's 2003 Annual Meeting of Shareholders. The second release describes actions taken at the shareholders' meeting.

The information in this report is being furnished in place of
Item 12 of Form 8-K, Results of Operations and Financial
Condition, in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued
March 27, 2003.

All of the information furnished in this report and the accompanying exhibits shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

















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                             SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf, by the undersigned, thereunto duly authorized.


                                 KAMAN CORPORATION


                                 /s/Robert M. Garneau
                                 Executive Vice President
                                 and Chief Financial
                                 Officer



Dated: April 15, 2003

































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                            EXHIBIT INDEX




   Exhibit          Description

    99.1            Press Release of the Company, dated
                    April 15, 2003

    99.2            Press Release of the Company, dated
                    April 15, 2003









































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